SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 1998

                              MEDITRUST CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                                                95-3520818
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)

     197 First Avenue, Suite 300
            Needham, MA                                         02194
(address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (781) 433-6000

                           MEDITRUST OPERATING COMPANY
             (Exact name of registrant as specified in its charter)

         DELAWARE                                                96-3419438
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)

     197 First Avenue, Suite 100
            Needham, MA                                         02194
(address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (781) 453-8062


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                                                                               2

Item 5. Other Events

                  On January 11, 1998, Meditrust Corporation ("Reitco"), Meditrust Operating Company ("Opco", and together with Reitco, "Registrant") and Cobblestone Holdings, Inc. ("Cobblestone") announced that they have entered into an Agreement and Plan of Merger dated as of January 11, 1998 (the "Merger Agreement"), which is filed herewith as Exhibit 2 and is incorporated herein by reference, pursuant to which Cobblestone will merge with and into Registrant (the "Merger"). Under the terms of the Merger Agreement, Registrant will acquire all of the outstanding common stock of Cobblestone for paired shares of Registrant, and all of the outstanding preferred stock of Cobblestone for paired shares of Registrant and/or, at Registrant's option, cash, with an aggregate value of approximately $241,000,000. The number of paired shares of Registrant to be issued in exchange for each outstanding share of common and preferred stock of Cobblestone, and the aggregate value of total Merger consideration, are subject to adjustment in the manner described in the Merger Agreement. In addition, approximately $154,000,000 of Cobblestone debt and associated costs will be refinanced or assumed as a condition of closing. The Merger, which is expected to be completed in the first quarter of 1998, is subject to customary closing conditions.

                  In connection with the Merger Agreement, Reitco, Opco and certain shareholders of Cobblestone (the "Shareholders") entered into a Shareholders Agreement dated as of January 11, 1998 (the "Shareholders Agreement"), which is filed herewith as Exhibit 10 and is incorporated herein by reference, pursuant to which the Shareholders agreed to vote, or to otherwise cause to be voted, the shares held by them in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement.

Item 7. Financial Statement and Exhibits.

(a)      Financial Statements.

         None.

(b)      Financial Information.

         None.

(c)      Exhibits.

         See the index to Exhibits attached hereto.


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                                                                               3

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 15, 1998                     MEDITRUST CORPORATION

                                            By: /s/ David F. Benson
                                                -------------------
                                            Name:   David F. Benson
                                            Title:  President

                                            MEDITRUST OPERATING COMPANY

                                            By: /s/ Abraham D. Gosman
                                                ---------------------
                                            Name:   Abraham D. Gosman
                                            Title:  Chief Executive Officer


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                                                                               4

Exhibit No.                          Description
-----------                          -----------

2 Agreement and Plan of Merger dated as of January 11, 1998 among Meditrust Corporation, Meditrust Operating Company and Cobblestone Holdings, Inc.

10 Shareholders Agreement dated as of January 11, 1998 among Meditrust Corporation, Meditrust Operating Company and Certain Shareholders of Cobblestone Holdings, Inc.